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                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement
(Form S-1 No. 333-        ) and related Prospectus of Loehmann's, Inc. of our
report dated May 10, 1996, with respect to the consolidated financial statements of Loehmann's, Inc. included in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-12881) and related Prospectus dated October 11, 1996, filed with the Securities and Exchange Commission.



                                                         ERNST & YOUNG LLP
New York, New York
October 15, 1996